Exhibit 10.2

ASCENDANT SOLUTIONS, INC.

RESTRICTED SHARE UNIT INCENTIVE PLAN

SECTION 1
PURPOSE OF THIS PLAN

1.1            Eligible Award Recipients. The persons eligible to receive Awards under the Ascendant Solutions, Inc. Restricted Share Unit Incentive Plan (the “Plan”) are the Employees, Directors and Consultants of Ascendant Solutions, Inc. (the “Company”) and its Affiliates.

1.2            General Purpose. The Company, by means of the Plan, seeks to retain and attract Employees, Directors and Consultants who are responsible for or contribute to the management and success of the Company and its Affiliates, and to enable such Persons to participate in the long-term growth of the Company pursuant to the discretionary grant of Restricted Share Units under this Plan.

SECTION 2
DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1            “Affiliate” means any other person or entity which controls, is controlled by, or under common control with, the Company.

2.2            “Award” shall mean the grant under this Plan of a Restricted Share Unit.

2.3            “Award Agreement” shall mean the written agreement evidencing the terms and conditions of a grant of an Award under this Plan to an Eligible Person. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4            “Award Date” shall mean the date on which an Award is granted to an Eligible Person.

2.5            “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time, or its authorized delegate.

2.6            “Cause” shall mean (a) the Participant’s commission of any action constituting a criminal felony (other than automobile related violations) or other serious crime; (b) the Participant’s willful and continued refusal to follow reasonable instructions of the Board which are material to the Company's operations or prospects and only after the Board provides written notice to the Participant which identifies with reasonable specificity the manner in which the Participant refused to follow such instructions and the Participant has been provided a reasonable opportunity to cure such deficiency; or (c) the Participant’s devotion of less than substantially all of his full time during normal business hours to the Company and which is not promptly cured after written notice from the Board to Participant. If a Participant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of “Cause,” the definition therein contained shall instead constitute “Cause” for purposes of this Plan. The determination of a Participant’s termination for “Cause” shall be made in the sole and absolute discretion of the Board.

2.7            “Change of Control” shall mean the earliest to occur of the following:

(a)             the acquisition by any one Person, or more than one Person acting as a group, other than by the Company, an Affiliate or an employee benefit plan of the Company or an Affiliate, of the ownership of more than fifty percent (50%) of the total Fair Market Value or total voting power of the Common Stock of the Company (whether by merger, consolidation or sale or transfer of the Common Stock);

(b)             the acquisition by any one Person, or more than one Person acting as a group, other than by the Company, an Affiliate or an employee benefit plan of the Company or an Affiliate, of all or substantially all of the assets of the Company;

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(c)             the removal of the individuals, who as of the Effective Date, constitute a majority of the Board (the “Incumbent Directors) for any reason; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination was approved by at least a majority of the Incumbent Directors will be considered an Incumbent Director; and

(d)             the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, however, that if any one Person, or more than one Person acting as a group, is considered to own 50% or more of the total Fair Market Value or total voting power of the Common Stock of the Company on the Effective Date, the acquisition of additional Common Stock by the same Person or group is not considered to cause a Change of Control under hereunder.

2.8            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation) and applicable guidance published in the Federal Register.

2.9            “Common Stock” shall mean the authorized common stock of the Company, no par value, as may be adjusted by the Board from time to time. Any adjustment to the par value of the Common Stock shall be incorporated herein without any need to otherwise amend the Plan.

2.10         “Company” shall mean Ascendant Solutions, Inc., a corporation organized under the laws of the State of Texas, and any successor thereto.

2.11         “Consultant” shall mean any Person, including an advisor, (i) engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement; or (ii) who is a non-Employee member of the board of directors of any Affiliate.

2.12         “Continuous Service” means that the Participant’s service with the Company or any Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Plan Administrator will determine, in its sole and absolute discretion, whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.13         “Director” shall mean a non-Employee member of the Board.

2.14         “Disability” shall mean the Participant’s permanent and total inability to engage in the material and substantial duties of the Participant’s occupation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The determination of a Participant’s “Disability” shall be made in the sole and absolute discretion of the Plan Administrator.

2.15         “Effective Date” shall mean November 13, 2013.

2.16         “Eligible Person” shall mean an Employee, Consultant or Director of the Company.

2.17         “Employee” shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate.

2.18         “Fair Market Value” shall mean, with respect to each Share, the value established, in good faith, by the Board as of the determination date.

2.19         Good Reason shall mean any of the following conditions, which arises without the consent of the Participant:

(a)             A material diminution in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position(s) which the Participant held with the Company;

(b)             A material diminution in the Participant’s base pay received from the Company; and

(c)             The Company requires that the principal place of work of the Participant be changed to any location which is in excess of fifty (50) miles from the Participant’s current principal place of work;

provided, in all instances, the Participant delivers written notice to the Company within thirty (30) calendar days of the initial existence of the condition and the Company fails to remedy the condition within thirty (30) calendar days following receipt by the Company of such written notice.

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2.20         “Involuntary Termination” shall mean a termination of the Participant’s employment with the Company without Cause or for Good Reason.

2.21         “Participant” shall mean any Eligible Person who has been granted and holds an Award granted pursuant to this Plan.

2.22         “Person” shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

2.23         “Plan” shall mean the Ascendant Solutions, Inc. Restricted Share Unit Incentive Plan, as amended from time to time.

2.24         “Plan Administrator” shall mean the committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof or, if no committee has been appointed or is then serving, the Board. The Plan Administrator shall include an authorized delegate thereof, to the extent of such delegated authority.

2.25         "Restricted Share Units" shall mean the unsecured promise of the Company to issue to the Participant a stated number of Shares or make a lump sum cash payment equal to the Fair Market Value of such number of Shares, or any combination thereof, subject to the terms, conditions and restrictions set forth in the applicable Award Agreement.

2.26         “Share” shall mean a share of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

SECTION 3
ADMINISTRATION OF THE PLAN

3.1            Administration of Plan. The Plan shall be administered by the Plan Administrator. The Board may appoint a committee of one or more Persons to administer the Plan. In the event of a vacancy in the committee, the Board shall appoint another Person to serve. All members of the committee will serve at the pleasure of the Board and, except as otherwise provided under this Plan, shall be authorized to act with respect to all matters relating to the administration of the Plan. The committee will act by a majority of its members (or by unanimous vote if the committee is comprised of two (2) members). To the extent a committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the committee shall revert to the Board.

3.2            Powers of the Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a)       To recommend to the Board from time to time which Eligible Persons should be granted Awards under the Plan as well as the number of Restricted Share Units to grant under an Award, the performance criteria or other vesting conditions for an Award and any restrictions on Shares which may be issued in settlement of an Award;

(b)       To rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(c)       To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(d)       To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

(e)       To construe and interpret the Plan and Award Agreements issued hereunder; and

(f)       To take any and all other actions which are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3            Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the committee or the Board acting as Plan Administrator, and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 11.4 hereof, be fully indemnified by the Company with respect to any such action or determination.

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SECTION 4
ELIGIBILITY

From time to time, the Board shall determine, within the limitations of the Plan, the Employees, Consultants and Directors to whom Awards are to be granted. In making the determination of whether to grant an Award to an Employee, Consultant, or Director and the terms, conditions and restrictions to impose on such Award, the Board shall consider recommendations presented by the Plan Administrator as well as such factors as the Board, in its sole and absolute discretion may deem relevant in connection with the purposes of this Plan, including the provision of future or past services.

SECTION 5
RESTRICTED SHARE UNITS

5.1            Grant of Restricted Share Units. Each Award granted to an Eligible Person shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are required by the Board and which are not inconsistent with this Plan, and shall be executed by the Company and the Eligible Person to whom such Award was granted. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the terms of the Plan.

5.2            Forfeiture of Restricted Share Units.

(a)       Forfeiture of Restricted Share Units. Subject to subsection 5.2(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Share Units shall be forfeited and all rights of the Participant with respect to such Restricted Share Units shall terminate unless such Participant satisfies the requirements of the Award Agreement.

(b)       Waiver of Restrictions. Notwithstanding anything contained in this Section 5 to the contrary, the Board may, in its sole and absolute discretion, waive any vesting, performance or other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of the Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Share Units) as the Board shall deem appropriate and which are not inconsistent with this Plan.

5.3            Dividend Equivalents. To the extent provided under an Award Agreement, the Participant shall be credited with additional Restricted Share Units if the Company declares and pays a cash dividend on Common Stock. In such circumstances, a number of additional Restricted Share Units shall be credited to the Participant as of the payment date for such dividend equal to (A) the number of Restricted Share Units credited to the Participant as of the record date for such dividend, multiplied by (B) the amount of cash actually paid as a dividend on each Share at such payment date, divided by (C) the Fair Market Value of a share of Common Stock on such payment date. Dividend equivalents shall be subject to the terms and conditions set forth in the Award Agreement.

5.4            Time of Payment. Each Award shall be settled, to the extent vested, at the time specified in the Award Agreement, which shall be no later than March 15th of the calendar year following the end of the calendar year in which such Restricted Share Units, or portion thereof, are no longer subject to a substantial risk of forfeiture. Notwithstanding the foregoing, settlement of the Award may occur after such date if (i) it is administratively impracticable to settle a Restricted Share Unit by such date and such impracticability was unforeseeable on the Award Date, provided that settlement occurs as soon as administratively practicable thereafter or (ii) settlement by such date would jeopardize the ability of the Company to continue as a going concern, provided that settlement occurs as soon as doing so would not have such effect.

5.5            Form of Settlement. Settlement of a vested Award may be made in cash, in Shares, or in a combination thereof, as determined in the sole discretion of the Board. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, electronic registration, book-entry registration or issuance of a duly executed Share certificate in the name of the Participant, provided that a stock certificate evidencing restricted Shares granted pursuant to this Plan shall be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If a certificate is issued, the certificate shall include a legend giving appropriate notice of the restrictions on the Shares, if applicable.

5.6            Transferability of Restricted Share Units. Except to the extent otherwise provided in the Award Agreement, Restricted Share Units shall not be transferable except by will or by the laws of descent and distribution. Notwithstanding the foregoing, in the event of a permissible transfer, no benefit shall be paid or delivered to the transferee unless and until the Plan Administrator has received satisfactory evidence necessary to establish the validity of the transfer.

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SECTION 6
SHAREHOLDER RIGHTS

Except to the extent otherwise provided in the applicable Award Agreement, no Person shall have any rights as a shareholder of the Company with respect to any Shares of Common Stock. Notwithstanding the foregoing, in the event that an Award is settled all or in part, by the delivery of Shares, then the Participant shall have the rights of a shareholder as of the date on which the Participant becomes the holder of record of such Shares and, except as otherwise permitted by Section 5 and Section 9, no adjustment will be made for dividends in respect of such Shares for which the record date is prior to the date on which such Participant has become the holder of record.

SECTION 7
TAX WITHHOLDING

As a condition to the settlement of an Award, Participant must satisfy the applicable withholding obligation as may be required by law. The Plan Administrator shall notify each Participant of any tax withholding obligations arising as a result of the grant, vesting or settlement of an Award. The amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the grant, vesting or settlement of an Award must be submitted in such amounts and at such time as specified in the applicable Award Agreement:

(a)       by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

(b)       through either the retention by the Company of a number of Shares out of the Shares being delivered upon settlement of the Award or the delivery of unrestricted Shares owned by Participant for more than six (6) months (or such shorter or longer period as is required by the Board to avoid a charge to earnings on the Company’s financial statements) and having a Fair Market Value equal to the minimum withholding obligation; or

(c)       pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from the cash payable under the Award or such Participant’s regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 7.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the grant, vesting or settlement of an Award hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 8
COMPLIANCE WITH SECURITIES LAWS

8.1            Legal Compliance. Notwithstanding any other provision of the Plan or any Award Agreement, the Company shall not be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all applicable laws, including, without limitation, the Securities Act, U.S. state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

8.2            Investment Representations. Shares delivered under the Plan shall be subject to transfer restrictions, and the person acquiring the Shares shall, as a condition to the receipt of such Shares upon settlement of the Awards, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with applicable laws, including, without limitation, the representation and warranty at the time of acquisition of the Shares that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares.

8.3            Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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8.4            Restrictive Legends. The certificates evidencing the Shares shall bear legends substantially equivalent to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND THE TERMS OF THE ASCENDANT SOLUTIONS, INC. RESTRICTED SHARE UNIT INCENTIVE PLAN. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. A COPY OF THIS DOCUMENT MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

SECTION 9
ADJUSTMENTS UPON CHANGES IN SHARES

9.1            Capitalization Adjustments. If any change is made in the Common Stock, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) of Shares available for issuance under the Plan, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).

9.2            Change of Control. Except to the extent otherwise provided in an applicable Award Agreement, in the event of a Change of Control, then with respect to Awards held by Participants whose Continuous Service has not terminated as of the effective date of such Change of Control:

(a)             Acceleration of Vesting. Except as otherwise provided in subsection (b), the restrictions and conditions on all outstanding Restricted Share Units held by such Participant shall immediately lapse.

(b)             Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Restricted Share Units shall be assumed by, or replaced with comparable awards, by the surviving corporation. Except to the extent otherwise provided in the applicable Award Agreement, in the event of the Participant’s Involuntary Termination within the two (2) year period following a Change of Control, the restrictions and conditions on the assumed or substituted award held by such Participant shall immediately lapse.

SECTION 10
AMENDMENT AND TERMINATION

10.1         Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing.

10.2         Amendment of Award. The Board may amend, modify or terminate any outstanding Award at any time prior to payment in any manner not inconsistent with the terms of this Plan, provided the Participant’s rights under the Award shall not be impaired by such amendment unless the Participant consents in writing.

10.3         Termination of Plan. The Board may suspend or terminate this Plan at any time, provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been settled in its entirety or otherwise has been terminated by the terms of such Award.

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SECTION 11
GENERAL PROVISIONS

11.1         No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan or the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award, shall be null and void and without effect.

11.2         No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

11.3         No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Consultant, Director or Employee of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Employee of the Company or any Affiliate, or of any Participant.

11.4         Indemnification of Plan Administrator. The Company shall indemnify each present and future member of the committee or the Board acting in its capacity as Plan Administrator, as well as any officer or Employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of the estate of each such member of the committee or the Board and each such officer or Employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or Employee shall be entitled as a matter of law, contract, or otherwise.

11.5         No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

11.6         No Fractional Shares. No fractional Shares shall be delivered pursuant to this Plan. If a fractional Share is to be issued under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of the issuance of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

11.7         GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

11.8         Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

11.9         Compliance with Code Section 409A. It is the intention of the Company that the Plan and the Awards qualify as “short-term deferrals” exempt from Code Section 409A. Accordingly, to the extent of any ambiguity in the interpretation of a provision within this Plan or an Award Agreement, the Plan Administrator shall be authorized to interpret such provision in any manner that achieves such objective. In the event the Board, in its sole and absolute discretion, determines that an amendment to the Plan or Award Agreement is required or advisable, such amendment shall be deemed to not impair the rights of Participant and shall not require the consent of Participant.

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11.10     Unfunded Arrangement. A Restricted Share Unit shall represent an unfunded, unsecured right to receive a number of Shares or cash equal to the Fair Market Value of such Shares, as provided in the Award Agreement. The Plan Administrator shall maintain a bookkeeping account indicating the Awards issued under this Plan to Eligible Persons. The Company shall not be required to set aside any funds for the payment of benefits hereunder.

11.11     Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

11.12     Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

11.13     Gender and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

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